UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                        Date of Report: June 1, 2005
               (Date of earliest event reported: May 27, 2005)


                                  MidNet, Inc.
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                    0-32199                      95-4735256
(State of incorporation)      (Commission File Number)        (I.R.S. Employer
                                                             Identification No.)


  Suite 300-1055 West Hastings Street
       Vancouver, B.C. Canada                                     V6E 2E9
(Address of principal executive offices)                         (Zip Code)


     Registrant's Telephone Number, Including Area Code: (604) 609-6188


                                 Not applicable.
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 1 -- REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Effective May 27, 2005 the registrant has entered into an agreement with Uniloc USA Inc., a Rhode Island corporation, wherein MidNet licensed Uniloc's technology to enable MidNet to offer its Customers the ability to (i) identify and authenticate all Devices on the Middle Network and (ii) securely limit data and content transfer to only those Devices that are registered and authenticated on the Middle Network, all for purposes of allowing or disallowing secure communications from one Device to another on the Middle Network.

The agreement is effective as of May 27, 2005 ("Effective Date") and shall expire on the fifth (5th) anniversary of the Effective Date; provided, however, that the Agreement shall automatically renew for successive one (1) year terms unless either party provides to the other party written notice of non renewal no less than sixty (60) days prior to the expiration of the then current term.

Under the terms of the Agreement, MidNet pays Uniloc the following license fees:

a. License Fees shall be calculated as follows:

   Total Number of Devices                                License Fee Payable
Authenticated on Middle Network                      With Respect to Each Device
      During the Term                                       Authenticated
      ---------------                                       -------------
Fewer than 3,000,000 Devices                              $1.50 per Device
3,0000,000 - 5,999,999 Devices                            $0.50 per Device
More than 5,999,999 Devices                               $1.00 per Device

b. The License Fees set forth above are based on the assumption that MidNet will charge its Customers $4.00 per each Device authenticated via netAnchor in connection with the Customer's use of the Middle Network. In the event that MidNet charges its Customers a fee greater than $4.00 per each Device so authenticated, then the rates set forth above shall be increased proportionately. Any such increases shall be reflected in the reports submitted to Uniloc pursuant to Section 6.1. In no event shall the rates set forth above be decreased.

c. The parties agree to review the License Fee rates and pricing structure set forth above on a yearly basis, commencing on the two (2) year anniversary of the Effective Date of this Agreement.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     Exhibit Number                    Exhibit
     --------------                    -------
          10.1               Uniloc / MidNet License Agreement

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MidNet, Inc.


Date: June 1, 2005            By: /s/ Tilo Kunz
                                  ------------------------------------
                                  Tilo Kunz
                                  President/Chief Executive Officer